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                                                                   EXHIBIT 10.21


                              OMNIBUS AMENDMENT TO
                             STOCK OPTION AGREEMENTS


         OMNIBUS AMENDMENT TO STOCK OPTION AGREEMENTS dated as of January 7, 1999 ("Amendment Agreement") by and between ABACUS DIRECT CORPORATION, a Delaware corporation having an office located at 8774 Yates Drive, Westminster, Colorado 80030 (the "Corporation"), and M. ANTHONY WHITE ("Executive").

                                   WITNESSETH:

         WHEREAS, the Corporation has granted Executive certain options pursuant to agreements described on Exhibit A hereto (the "96 Plan Agreements") under the Amended and Restated Abacus Direct Corporation 1996 Stock Incentive Plan, As Amended (the "96 Plan").

         WHEREAS, the Corporation has granted Executive certain options pursuant to agreements described on Exhibit B hereto (the "89 Plan Agreements") under the Abacus Direct Corporation Amended and Restated 1989 Stock Option Plan, As Amended (the "89 Plan").

         WHEREAS, the Corporation has determined that it is in its best interests, and the best interests of its shareholders, to assure that the Corporation will have the continued dedication of Executive, notwithstanding the possibility, threat or occurrence of a change of control of the Corporation.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and intending to be legally bound hereby, the Corporation and Executive hereby agree as follows:

         1. Notwithstanding anything to the contrary contained in any of the 96 Plan Agreements between the Corporation and Executive pursuant to which options were granted by the Corporation to Executive under the 96 Plan, the 96 Plan Agreements are hereby amended to provide that in the event of a Change in Control (as defined in the 96 Plan) of the Corporation such options issued pursuant to the 96 Plan Agreements shall immediately vest and become exercisable by Executive with respect to one hundred (100%) percent of the shares subject to such options.

         2. Notwithstanding anything to the contrary contained in any of the 89 Plan Agreements between the Corporation and Executive pursuant to which options were granted by the Corporation to Executive under the 89 Plan, the 89 Plan Agreements are hereby amended to provide that in the event of a Change in Control (as defined in the 96 Plan) of the Corporation, the Corporation hereby waives its right to repurchase any or all of the shares that may be or have been acquired by Executive pursuant to the exercise of such options issued pursuant to the 89 Plan Agreements.


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         Except as expressly set forth in this Amendment Agreement, the 96 Plan
Agreements and the 89 Plan Agreements between the Corporation and Executive shall remain in full force and effect as the same were in effect immediately prior to the effectiveness of this Amendment Agreement.

         IN WITNESS WHEREOF, the Corporation and Executive have executed and delivered this Amendment Agreement on the date first above written.


                                       ABACUS DIRECT CORPORATION

                                       By:           /s/ CARLOS SALA
                                          ----------------------------------
                                            Name:  Carlos Sala
                                            Title: CFO


                                       EXECUTIVE

                                                /s/ M. ANTHONY WHITE
                                       -------------------------------------
                                                M. Anthony White

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                                           EXHIBIT A



1. Stock Option Agreement dated February 12, 1997 between Abacus Direct Corporation and M. Anthony White granting 1,632 options.

2. Stock Option Agreement dated February 12, 1997 between Abacus Direct Corporation and M. Anthony White granting 23,368 options.

3. Stock Option Agreement dated April 7, 1998 between Abacus Direct Corporation and M. Anthony White granting 2,269 options.

4. Stock Option Agreement dated April 7, 1998 between Abacus Direct Corporation and M. Anthony White granting 35,731 options.

5.       Stock option grant dated January 1999 by Abacus Direct Corporation to
         M. Anthony White.

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                                    EXHIBIT B


         1. Stock Option Agreement dated May 3, 1996 between Abacus Direct Corporation and M. Anthony White.